SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2010

Beyond Commerce, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52490 (Commission File Number)	98-0512515 (I.R.S. Employer Identification No.)
750 Coronado Center Drive, Suite 120 Henderson, Nevada (Address of Principal Executive Offices)	89052 (Zip Code)

(702) 952.9549
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 17, 2010, Beyond Commerce, Inc. accepted the resignation, dated July 14, 2010, of Ron Loveless as a member of the Company’s Board of Directors.  Mr. Loveless resigned as a director of the Company for personal reasons.

Also on July 17, 2010, Beyond Commerce, Inc. accepted the resignation, dated July 17, 2010, of Michael Warsinske as a member of the Company’s Board of Directors.  Although Mr. Warsinske has resigned from the Board, he has agreed to continue to work with the Company in an business advisory role.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND COMMERCE, INC.

Date: July 21, 2010	By:	/s/ Mark V Noffke
Mark V Noffke, Chief Financial Officer